                                                                   Exhibit 10.26

*** INDICATES MATERIAL HAS BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. A COMPLETE COPY OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                 AMENDMENT TO VARIOUS AGREEMENTS BETWEEN UNITED
          HEALTHCARE INSURANCE COMPANY AND ADMINISTAFF OF TEXAS, INC.

WHEREAS, United HealthCare Insurance Company ("United HealthCare") and Administaff of Texas, Inc. ("Administaff") entered into certain agreements establishing a minimum premium arrangement ("Minimum Premium Arrangement") for the provision of medical and dental benefits to Administaff Inc.'s employees; and

WHEREAS, those agreements were the Security Deposit Agreement (effective December 21, 2001), the Minimum Premium Administrative Services Agreement ("MP Services Agreement") (effective January 1, 2002), and the Minimum Premium Financial Agreement ("MP Financial Agreement") (effective January 1, 2002); and

WHEREAS, United HealthCare and Administaff have agreed to amend the Agreements;

NOW THEREFORE, the Security Deposit Agreement, the MP Services Agreement and MP Financial Agreement are amended as follows effective as of the dates indicated below:

The Security Deposit Agreement

1. Section 1 of the Security Deposit Agreement is amended to delete the third sentence and substitute the following:

      Effective December 31, 2003, the required Security Deposit shall be Seventeen Million, Five Hundred Thousand and No/100 Dollars ($17,500,000). On or before January 31, 2004, United HealthCare shall remit to Administaff the excess of the actual Security Deposit as of December 31, 2003 over the required $17,500,000.

2. Effective June 20, 2003, Section 1 of the Security Deposit Agreement is amended to add the following as a new paragraph at the end of Section 1.

      Upon Administaff's request, United HealthCare and Administaff will negotiate in good faith the terms of an agreement under which a premium stabilization reserve or its equivalent ("PSR") held by United HealthCare would be substituted for all or some of the Security Deposit provided for herein. Any such PSR would, when combined with the remaining Security Deposit, if any, provide United HealthCare the same overall level of risk protection as the Security Deposit existing at the time of such PSR negotiation.

The MP Financial Agreement

1. Effective April 1, 2002, section 1(s) of the MP Financial Agreement is amended by adding the following sentence at the end:

      The additions, deletions and substitutions agreed to by the Employer and the Company shall be reflected on Exhibit D.

2. Effective January 1, 2004, the MP Financial Agreement is amended by adding a new section 2(e) to provide as follows:

      (e) Removal of Dental Benefits. Effective January 1, 2004, the Agreement shall not include or provide dental benefits under the Minimum Premium Arrangement, and shall be construed to be so amended, including the following changes: (i) the definition of "Health Benefits" in section 1(i) shall not include dental benefits, (ii) the Maximum Monthly Employer Benefit Obligation described in section 1(m) shall be calculated without including the Dental Policy, (iii) "Policy" as defined in section 1(s) shall not include the Dental Policy or any other policy providing dental benefits to Employees,
            (iv) "Non-MP Policy as defined in section 1(p) shall not include the Dental Policy or any other policy providing dental benefits to Employees, and (v) the MP Premium described in section 3(a) shall be calculated without including the Dental Policy. The Company shall cause the dental benefits to be so removed in a manner consistent with funding and accounting actions required upon termination of the Agreement as set forth in Exhibit A, including the Company's (I) funding of dental claims incurred under the Dental Policy prior to January 1, 2004, but paid on or after such date, (II) issuance of a final accumulated surplus/deficit accounting with respect to the Dental Policy as a Final Termination Review within 195 calendar days of December 31, 2003, and (III) adjustment of the IBNR Reserve in a manner consistent with the Final Termination Review with respect to the Dental Policy; provided that the Company shall issue an accumulated surplus/deficit accounting with respect to the Dental Policy as an Initial Termination Review by February 15, 2004.

      (f) After December 31, 2003, the Dental Policy (or any policy providing dental benefits) shall not be included in any determination of Accumulated Surplus or Accumulated Deficit or in any Initial or Final Termination Review required under Exhibit A, except for the Initial and Final Termination Reviews with respect to the Dental Policy described in section 2(e).

3. Section 1(m) of the MP Financial Agreement is amended effective January 1, 2003, by deleting the provisions of section 1(m) in their entirety and substituting the following provision:

      (m) "Maximum Monthly Employer Benefit Obligation" for an Arrangement Month shall be the amount determined in Exhibit D hereto. The Maximum Monthly Employer Benefit Obligation for an Arrangement Month (other than the first Arrangement Month of an Arrangement Quarter) shall be increased by the amount by which the Maximum Employer Benefit Obligation in the prior Arrangement Month exceeded the Health Benefits Paid in that Month.

4. Section 3(a) of the MP Financial Agreement is amended effective January 1, 2003, by deleting the provisions of section 3(a) in their entirety and substituting the following:

      (a) MP Premium. The MP Premium for the Policies for the Arrangement Month shall be the amount determined pursuant to Exhibit D hereto. The MP premium is due on the first day of the Arrangement Month to which it applies. As provided in section 1(v) of the Agreement, the MP Premium may include any adjustments authorized in Exhibit E of the MP Administrative Services Agreement in respect of previous Arrangement Months including any additions, terminations or changes in coverage not known at the beginning of the Arrangement Month to which such MP Premium applies.

5. Effective January 1, 2004, Exhibit A to the MP Financial Agreement is amended by deleting section 1 and substituting the following:

      The Policies. The Employer has entered into a Minimum Premium Arrangement covering certain of the Company's insurance policies or HMOs. The Arrangement covers those Policies identified in section 1(s) of the Agreement. The Company has also issued Non-MP Policies to the Employer which policies are not subject to the Minimum Premium Arrangement; these policies are identified in Exhibit B.

6. Effective January 1, 2004, Exhibit A to the MP Financial Agreement is amended by adding a new Appendix II, and by deleting the first sentence in section 2.a and substituting the following:

      A monthly composite rate for the Policies and the Non-MP Policies collectively ("Monthly Payable Rate") is established for each Arrangement Quarter as provided in this Exhibit A, and effective January 1, 2004, as further provided in Appendix II to this Exhibit.

7. Effective January 1, 2004, Exhibit A to the MP Financial Agreement is amended by adding the following provisions after the first paragraph of section 4.a:

      In addition, effective January 1, 2004, in setting the Monthly Payable Rate, the Company shall take into account an Accumulated Deficit or Accumulated Surplus no earlier than the first Arrangement Quarter beginning 90 days after the

      Quarterly Review. In the case of an Accumulated Deficit, the Company shall recover such Accumulated Deficit over no fewer than *** successive Arrangement Quarters beginning at least 90 days after the Quarterly Review; provided, however, that if the Accumulated Deficit as of the end of an Arrangement Quarter that is the subject of the Quarterly Review exceeds *** of the "Aggregate Premiums" for such Arrangement Quarter, the Company may recover such Accumulated Deficit over fewer than *** Arrangement Quarters. For this purpose, "Aggregate Premiums" for an Arrangement Quarter shall be the product of (A) the Monthly Payable Rate for such quarter, (B) the number of Employees covered under the Policies and Non-MP Policies as of the 15th of the last month of the preceding Arrangement Quarter, and (C) three (3).

8. Effective October 1, 2003, section 6.h of Exhibit A to the MP Financial Agreement is amended by deleting the second and third sentences thereof and substituting the following sentence:

      The Expense Percentage for the Policies and the Non-MP Policies is set forth in Exhibit D to the Agreement.

9. Effective January 1, 2003, the MP Financial Agreement is amended by adding new Exhibit D, attached hereto.

MP Services Agreement

1. Effective January 1, 2004, the MP Services Agreement is amended by deleting section 6(b)(iii) and substituting the following:

      except as provided in Exhibit F to the Agreement, each Employee is offered concurrently no more than *** option in addition to the Company's dental benefit plan (where offered);

2. Effective January 1, 2004, section 6 of the MP Services Agreement is amended to add the following sentence at the end of subsection (b).

      For purposes of this section (6)(b), "the Plan" shall mean the plan of benefits provided by the Employer under both the Policies and the Non-MP Policies.

3. Effective January 1, 2004, the MP Services Agreement is amended by deleting section 8(b) and substituting the following:

      In the event that a state or other jurisdiction, in accordance with existing or future law, imposes upon the Company the duty to act as agent for collection of any Tax imposed on the Plan or the Employer or with respect to any aspect of the Plan, a Policy, a Non-MP Policy, the MP Financial Agreement, or the Agreement, the Employer will pay over any such amount to the Company when requested to do so by the Company, subject to receipt by the Employer from the Company of prompt notice concerning such matter and exercise by the Employer of its rights as stated under subsection 8(a) above.

4. Effective January 1, 2004, Exhibit F of the MP Services Agreement is amended to add the following to the end of section A:

      For purposes of this Exhibit F, "Employees" shall include employees of the Employer covered under Non-MP Policies as well as the Policies.

5. Effective June 20, 2003, Exhibit F of the MP Services Agreement is amended by adding the following new section 8:

      8.    Process for Considering Alternative Vendors in Special Markets

      a. Effective January 1, 2004, the special procedures for alternate vendors described in this section 8 shall apply to the following markets ("Special Markets"):

            i.    ***

            ii.   ***

            iii.  ***

            iv.   ***

            v.    ***

            vi.   ***

      b. The Employer and the Company shall discuss in detail whether and upon what terms the offering of vendors other than the Company ("Alternate Vendors") in the Special Markets would be a viable alternative to the current approach in any or all of the Special Markets, including but not limited to, the following:

                  i.    pricing, product and other competitive information;

                  ii. the specific advantages expected to be gained from offering an Alternate Vendor;

                  iii. the anticipated process and terms for introducing and offering an Alternate Vendor's product, including price, contribution, product and benefit plan design differences, and employee vs Client selection process; and

                  iv. whether some combination of different or additional Company offerings would best serve the Employer,

      c. Following these discussions, the Employer may offer an Alternate Vendor in a Special Market without regard to notice and cure provisions of section 5 of this Exhibit F. Any vendor changes made by the Employer pursuant to this section shall be memorialized in an amendment to this Exhibit F. Taking into account the discussions with the Employer, the Company's existing offerings, and the size and product distribution of the existing membership in the Special Market, the Company shall elect one of the following:

                  i. Continue to offer to the Employer an *** and/or *** option at the Client level. (All co-employees of a Client would be offered ***.);

                  ii. Continue to offer to the Employer an *** and/or *** option at the employee level, where Clients may elect more ***.

                  iii. Discontinue offering any option to the Employer in the Special Market.

      d. If the Employer offers one or more Alternate Vendors in a Special Market, this change in product offering may result in changes in the Monthly Payable Rate, Quoted Premiums or premiums of Non-MP Policies; provided however that any such rate or premium change for a Special Market would not be effective before the later of (i) the date the Alternate Vendor's coverage becomes effective and (ii) the first of the month following 30 days advance written notice of such rate or premium change by the Company to the Employer.

UNITED HEALTHCARE                            ADMINISTAFF OF
INSURANCE COMPANY                            TEXAS, INC.

By: /s/ Simeon Schindelman                   By: /s/ Richard Rawson
    ------------------------------               -----------------------------
          Authorized Signature                           Authorized Signature

 Name: Simeon Schindelman                     Name: Richard Rawson

  Title: President, Small Business             Title: President

  Date:11/9/04                                 Date: December 3, 2004

                                    EXHIBIT A

                                   APPENDIX II

               METHODOLOGY FOR ESTABLISHING MONTHLY PAYABLE RATES

1. Paragraph 2 of Exhibit A of the MP Financial Agreement provides that the Company will establish for each Arrangement Quarter the Monthly Payable Rate, a monthly *** rate for the Policies and the Non-MP Policies collectively (for purposes of this Appendix II, the "MPR"), which rate will then be used to establish the monthly premiums for the Policies and Non-MP Policies. Certain components of the Company's methodology for determining the MPR for an Arrangement Quarter are reflected in a rate calculation worksheet that is provided by the Company to the Employer when the Company communicates the new MPR to the Employer pursuant to section 4.a of Exhibit A ("Rate Calculation Worksheet"),

2. Effective for the Arrangement Quarter beginning January 1, 2004, the methodology used by the Company for establishing the MPR shall include the following components:

      a. In estimating future PEPM claims, the Company shall utilize (i) the claims paid in the *** months preceding the month in which the MPR is established, and (ii) the covered Employee headcount for the *** month period beginning two months before the *** month period used in item (i) (such two-month earlier period hereinafter referred to as the "Base Period"). For example, assuming the MPR for the second Arrangement Quarter of 2004 is established by the Company in December 2003, the Company would use the paid claims experience from *** through ***, and the covered Employee headcount for the period *** through ***.

      b. Any adjustment to the MPR due to changes in health cost risk factors shall be actuarially justifiable (i.e., using credible database and tools agreed upon by Employer and Company). The Company's tabular data used to make the adjustments shall be documented and discussed in the

            Rate Calculation Worksheet, and the Company shall not change such tabular data more frequently than annually.

      c. The Company shall apply rate adjustments to reflect changes in the following health cost risk factors between the Base Period and the Arrangement Quarter for which the MPR is being developed. (Continuing the example from subparagraph (a), the base period is *** through *** and Arrangement Quarter for which the MPR is being developed is the second Arrangement Quarter of 2004.)

             i.      Age

             ii.     Gender distribution

             iii.    Family size distribution

             iv.     Geographic distribution

             v.      Enrollment distribution by plan type (HMO, PPO, etc)

             vi.     Plan design changes

      d. In estimating future PEPM claims, the Company shall apply cost change trend factors for medical claims and prescription drug claims separately. In addition, the trend period will be the period between the mid-point of the Base Period and the mid-point of the Arrangement Quarter for which the MPR is being developed.

      e. The Company shall establish trend factors based on a reasonable assessment of risk and cost changes in projecting future medical and prescription drug claims. The Company shall limit the change in trend factors used to project medical and prescription drug claims to an increase of *** above the trend factors used to establish the Monthly Payable Rate for the prior Arrangement Quarter. This change in trend factor limitation will not be applicable if:

             (i) the Employer modifies its management practices such that, for the Arrangement Month in which the trend factor is established, there has been (a) more than a *** increase in the number of Clients (as defined in the MP Services Agreement) with less than *** enrollees over the number of such Clients in the last month of the immediately preceding Arrangement Quarter, or (b) more than a *** increase in the number of COBRA enrollees over the number of COBRA enrollees covered in the last month of the immediately preceding Arrangement Quarter , or

            (ii) for the Arrangement Month in which the trend factor is established, the age/gender factor has increased more than *** over the factor for the last month of the immediately preceding Arrangement Quarter.

      In the event the threshold in any of the conditions listed in (i) or (ii) above is exceeded, the trend factors used to project medical and prescription drug claims may be increased up to *** above the trend factors used in the immediately preceding Rate Calculation Worksheet.

      f. The Company shall reflect administration, profit/risk charge, and premium tax as separate items in the Rate Calculation Worksheet.

3. The Company may change the rate setting methodology described in this Appendix II upon 180 days notice to the Employer.

4. The Company shall report to the Employer in detail on the establishment of the MPR in the Rate Calculation Worksheet.

                           EXHIBIT B - NON-MP POLICIES

The insurance policies, HMO contracts and similar arrangements on the following list are considered "Non-MP Policies" for purposes of the Agreement. Such list shall be deemed modified by the Current Policy List provided by the Company as part of the Quarterly Review, unless the Employer objects within 30 calendar days of receipt.

UNET POLICY
  NUMBER                      MARKET                           EFFECTIVE DATE    TERMINATION DATE
--------------------------------------------------------------------------------------------------
                  Select HMO - Downstate New York
701648AA                       ACTIVE                            01/01/02
701648AB                       COBRA                             01/01/02
701648B                        ACTIVE w/o Dental                 01/01/04
701648BQ                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Select HMO - New Jersey
701648AC                       ACTIVE                            01/01/02
701648AD                       COBRA                             01/01/02
701648BR                       ACTIVE w/o Dental                 01/01/04
701648BS                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Select HMO - Illinois
701648AE                       ACTIVE                            01/01/02
701648AF                       COBRA                             01/01/02
701648BT                       ACTIVE w/o Dental                 01/01/04
701648BU                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Select HMO - Texas
701648AG                       ACTIVE                            01/01/02       12/31/03
701648AH                       COBRA                             01/01/02       12/31/03
--------------------------------------------------------------------------------------------------
                  Select HMO - Upstate New York
701648BJ                       ACTIVE                            01/01/02
701648BK                       COBRA                             01/01/02
701648DS                       ACTIVE w/o Dental                 01/01/04
701648DT                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Florida
701648AI                       ACTIVE                            01/01/02
701648AJ                       COBRA                             01/01/04
--------------------------------------------------------------------------------------------------

UNET POLICY
  NUMBER                     MARKET                            EFFECTIVE DATE    TERMINATION DATE
--------------------------------------------------------------------------------------------------
701648BZ                       ACTIVE w/o Dental                 01/01/04
701648C                        COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Arizona
701648AP                       ACTIVE                            01/01/02
701648AT                       COBRA                             01/01/02
701648CS                       ACTIVE w/o Dental                 01/01/04
701648CT                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Ohio
701648AX                       ACTIVE                            01/01/02
701648BA                       COBRA                             01/01/02
701648CU                       ACTIVE w/o Dental                 01/01/04
701648CV                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Georgia
701648BB                       ACTIVE                            01/01/02
701648BC                       COBRA                             01/01/02
701648CY                       ACTIVE w/o Dental                 01/01/04
701648CZ                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Kentucky
701648BD                       ACTIVE                            01/01/02
701648BE                       COBRA                             01/01/02
701648D                        ACTIVE w/o Dental                 01/01/04
701648DL                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Texas
701648BF                       ACTIVE                            01/01/02
701648BG                       COBRA                             01/01/02
701648DN                       ACTIVE w/o Dental                 01/01/04
701648DP                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Utah
701648BL                       ACTIVE                            01/01/02
701648BN                       COBRA                             01/01/02
701648DU                       ACTIVE w/o Dental                 01/01/04
701648DV                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Missouri
--------------------------------------------------------------------------------------------------

UNET POLICY
  NUMBER                      MARKET                           EFFECTIVE DATE    TERMINATION DATE
--------------------------------------------------------------------------------------------------
701648BP                       ACTIVE                            01/01/02
701648BX                       COBRA                             01/01/02
701648DX                       ACTIVE w/o Dental                 01/01/04
701648DY                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Arkansas
701648CA                       ACTIVE                            01/01/02
701648CB                       COBRA                             01/01/02
                  HMO Choice - Arkansas
701648DZ                       ACTIVE w/o Dental                 01/01/04
701648E                        COBRA w/o Dental                  01/01/04
------------------------------------------------------------- ------------------------------------
                  Choice HMO - Mississippi
701648CC                       ACTIVE                            01/01/02
701648CD                       COBRA                             01/01/02
701648EA                       ACTIVE w/o Dental                 01/01/04
701648EB                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - District of Columbia
701648CG                       ACTIVE                            01/01/02
701648CH                       COBRA                             01/01/02
701648EE                       ACTIVE w/o Dental                 01/01/04
701648EF                       COBRA w/o Dental                  01/01/04
---------------------------------------------------------------- ---------------------------------
                  Choice HMO - Virginia
701648CI                       ACTIVE                            01/01/02
701648CJ                       COBRA                             01/01/02
701648EG                       ACTIVE w/o Dental                 01/01/04
701648EH                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Tennessee
701648CE                       ACTIVE                            01/01/02
701648CF                       COBRA                             01/01/02
701648EC                       ACTIVE w/o Dental                 01/01/04
701648ED                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Louisiana
701648BH                       ACTIVE                            01/01/02
701648BI                       COBRA                             01/01/02
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
UNET POLICY
  NUMBER                          MARKET                       EFFECTIVE DATE    TERMINATION DATE
--------------------------------------------------------------------------------------------------
701648DQ                       ACTIVE w/o Dental                 01/01/04
701648DR                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Colorado
701648AK                       ACTIVE                            01/01/02
701648AN                       COBRA                             01/01/02
701648CQ                       ACTIVE w/o Dental                 01/01/04
701648CR                       ACTIVE w/o Dental                 01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Alabama
701648CN                       ACTIVE                            01/01/02
701648CP                       COBRA                             01/01/02
701648EK                       ACTIVE w/o Dental                 01/01/04
701648EL                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Select EPO - Wisconsin
701648DI                       ACTIVE & COBRA                    01/01/02
701648DI                       ACTIVE & COBRA w/o Dental         01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Fairfax VA
701648CK                       ACTIVE                            01/01/02
701648CL                       COBRA                             01/01/02
701648EI                       ACTIVE w/o Dental                 01/01/04
701648EJ                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Select EPO - South Carolina
701648DH                       ACTIVE & COBRA                    01/01/02
701648DH                       ACTIVE & COBRA                    01/01/04
                               w/o Dental
--------------------------------------------------------------------------------------------------
                  Choice HMO - Iowa
701648AS                       ACTIVE                            02/01/03
701648AU                       COBRA                             02/01/03
701648EQ                       ACTIVE w/o Dental                 01/01/04
--------------------------------------------------------------------------------------------------

UNET POLICY
  NUMBER                      MARKET                           EFFECTIVE DATE    TERMINATION DATE
--------------------------------------------------------------------------------------------------
701648ER                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
                  Choice HMO - Rhode Island
701648AV                       ACTIVE                            05/01/03
701648AY                       COBRA                             05/01/03
701648ES                       ACTIVE w/o Dental                 01/01/04
701648ET                       COBRA w/o Dental                  01/01/04
--------------------------------------------------------------------------------------------------
701648AZ          Choice EPO - Indiana
                               ACTIVE & COBRA                    08/01/03
--------------------------------------------------------------------------------------------------

PRIME                            EFFECTIVE        TERMINATION
POLICY #        POLICYHOLDER       DATE              DATE
----------     --------------    -----------      -----------
247936              ***          1/1/2002
247974              ***          1/1/2002          5/28/2003
247977              ***          1/1/2002          3/1/2002
247989              ***          1/1/2002          5/27/2003
247996              ***          1/1/2002          9/1/2002
248003              ***          1/1/2002          3/1/2003
248006              ***          1/1/2002          1/22/2002
248026              ***          1/1/2002
248030              ***          1/1/2002
248035              ***          1/1/2002          1/1/2002
248041              ***          1/1/2002          2/1/2004
248056              ***          1/1/2002          1/11/2002
248063              ***          1/1/2002          1/1/2004
248110              ***          1/1/2002
248128              ***          1/1/2002
248131              ***          1/1/2002          10/1/2003
248133              ***          1/1/2002
248135              ***          1/1/2002          2/22/2002
248144              ***          1/1/2002          8/15/2003
248151              ***          1/1/2002          8/1/2002

PRIME                                     EFFECTIVE           TERMINATION
POLICY #         POLICYHOLDER               DATE                 DATE
--------         ------------             ---------           -----------
248163               ***                  1/1/2002             1/1/2002
248165               ***                  1/1/2002             7/1/2002
248180               ***                  1/1/2002             6/1/2002
248197               ***                  1/1/2002             11/1/2002
248208               ***                  1/1/2002             6/16/2002
248241               ***                  1/1/2002
248263               ***                  1/1/2002             11/22/2002
248271               ***                  1/1/2002
248291               ***                  1/1/2002             3/4/2003
248306               ***                  1/1/2002             5/1/2003
248314               ***                  1/1/2002             9/4/2002
248324               ***                  1/1/2002
248325               ***                  1/1/2002             5/31/2002
248339               ***                  1/1/2002             9/8/2003
248346               ***                  1/1/2002
248352               ***                  1/1/2002             3/30/2002
248370               ***                  1/1/2002             6/1/2002
248371               ***                  1/1/2002             4/28/2002
248372               ***                  1/1/2002
248373               ***                  1/1/2002             2/25/2002
248374               ***                  1/1/2002
248375               ***                  1/1/2002
248376               ***                  1/1/2002             11/1/2002
248379               ***                  1/1/2002             5/31/2002
248382               ***                  1/1/2002
248384               ***                  1/1/2002
248388               ***                  1/1/2002
248390               ***                  1/1/2002             6/26/2002
248396               ***                  1/1/2002             4/15/2003
248399               ***                  1/1/2002
248404               ***                  1/1/2002             7/1/2002
248405               ***                  1/1/2002
248407               ***                  1/1/2002             12/2/2002
248408               ***                  1/1/2002
248409               ***                  1/1/2002
248410               ***                  1/1/2002             7/1/2002
248411               ***                  1/1/2002
248412               ***                  1/1/2002             3/1/2002
248413               ***                  1/1/2002             6/1/2003
248414               ***                  1/1/2002
248415               ***                  1/1/2002
248416               ***                  1/1/2002
248417               ***                  1/1/2002             6/12/2003

PRIME                                     EFFECTIVE           TERMINATION
POLICY #         POLICYHOLDER               DATE                 DATE
--------         ------------             ---------           -----------
248418               ***                  1/1/2002
248421               ***                  1/1/2002             6/1/2002
248429               ***                  1/1/2002
248433               ***                  1/1/2002             1/1/2002
248442               ***                  1/1/2002
248457               ***                  1/1/2002             1/1/2003
248463               ***                  1/1/2002             10/26/2002
248466               ***                  1/1/2002
248473               ***                  1/1/2002
248474               ***                  1/1/2002             6/15/2002
248478               ***                  1/1/2002             8/8/2002
248480               ***                  1/1/2002
248486               ***                  1/1/2002
248494               ***                  1/1/2002             4/1/2003
248495               ***                  1/1/2002             7/1/2002
248497               ***                  1/1/2002
248501               ***                  1/1/2002
248516               ***                  1/1/2002             1/1/2003
248519               ***                  1/1/2002
248521               ***                  1/1/2002             1/1/2003
248524               ***                  1/1/2002             10/16/2002
248528               ***                  1/1/2002
248532               ***                  1/1/2002             2/1/2003
250136               ***                  1/1/2002             7/1/2002
250197               ***                  1/7/2002             7/1/2003
250201               ***                  1/1/2002
250656               ***                  1/1/2002             6/1/2003
250657               ***                  1/1/2002             1/1/2003
250658               ***                  2/1/2002
250659               ***                  2/1/2002             2/1/2004
250660               ***                  1/1/2002
250669               ***                  2/15/2002            12/9/2002
252657               ***                  3/1/2002
252926               ***                  3/1/2002             6/1/2002
253683               ***                  3/4/2002             3/18/2002
253774               ***                  3/1/2002             2/19/2003
253775               ***                  3/1/2002
253778               ***                  2/27/2002            8/28/2002
254553               ***                  4/1/2002             5/21/2002
254678               ***                  4/1/2002             5/31/2002
254741               ***                  4/1/2002
255675               ***                  4/1/2002             10/9/2002
255701               ***                  4/1/2002

PRIME                                     EFFECTIVE           TERMINATION
POLICY #         POLICYHOLDER               DATE                 DATE
--------         ------------             ---------           -----------
255709               ***                  4/1/2002             4/1/2002
256410               ***                  2/4/2002             2/4/2002
256498               ***                  2/4/2002             8/12/2002
256505               ***                  4/1/2002             1/2/2004
257668               ***                  4/15/2002            5/2/2003
261873               ***                  6/1/2002
262606               ***                  7/1/2002             1/1/2003
262614               ***                  6/1/2002
262616               ***                  6/1/2002
262666               ***                  6/1/2002             3/6/2003
263961               ***                  6/7/2002             8/1/2002
264562               ***                  7/1/2002
264565               ***                  7/1/2002
266459               ***                  7/28/2002            5/2/2004
266473               ***                  7/28/2002
267825               ***                  9/1/2002             3/3/2004
268747               ***                  9/1/2002             1/15/2004
271606               ***                  10/1/2002            1/1/2003
272924               ***                  11/1/2002            5/1/2003
273651               ***                  10/16/2002
274488               ***                  11/20/2002           1/1/2003
277124               ***                  1/1/2003
278257               ***                  12/1/2002
279171               ***                  1/1/2003             7/1/2003
279197               ***                  1/6/2003             2/12/2004
279225               ***                  12/15/2002           4/15/2003
281742               ***                  1/1/2003
282005               ***                  1/1/2003             12/1/2003
282007               ***                  1/1/2003
282062               ***                  1/6/2003             3/1/2004
286373               ***                  2/1/2003
288802               ***                  3/1/2003             3/2/2004
303058               ***                  7/1/2003
303075               ***                  5/1/2003
303083               ***                  5/1/2003
310924               ***                  5/22/2003
311776               ***                  8/11/2003
314764               ***                  7/1/2003
314770               ***                  7/1/2003
315038               ***                  7/1/2003             4/1/2004
326974               ***                  9/1/2003
334639               ***                  9/14/2003
338429               ***                  10/1/2003

PRIME                                     EFFECTIVE           TERMINATION
POLICY #         POLICYHOLDER               DATE                 DATE
--------         ------------             ---------           -----------
345349               ***                  9/1/2003
348740               ***                  10/1/2003            3/1/2004
348746               ***                  10/1/2003            3/1/2004
353316               ***                  11/1/2003
369064               ***                  1/1/2004
378384               ***                  1/1/2004             1/1/2004
391528               ***                  3/1/2004
395396               ***                  3/1/2004
399283               ***                  2/16/2004
400182               ***                  2/16/2004
420189               ***                  5/3/2004
421616               ***                  6/1/2004
250579               ***                  1/16/2002            5/1/2002
250671               ***                  1/22/2002            3/4/2002
251016               ***                  1/13/2002
256129               ***                  3/1/2002             7/1/2002
256904               ***                  1/1/2002             6/1/2002
256960               ***                  3/20/2002            6/1/2002
257422               ***                  3/26/2002            6/1/2002
257424               ***                  4/9/2002             4/9/2002
259230               ***                  4/2/2002             11/1/2002
259740               ***                  4/14/2002            7/9/2002
260298               ***                  4/2/2002             8/2/2002
260303               ***                  4/16/2002            7/16/2002
263976               ***                  4/3/2002             6/26/2002
265506               ***                  6/20/2002            3/24/2003
265510               ***                  6/1/2002             11/1/2002
265515               ***                  6/1/2002             9/21/2002
265560               ***                  6/1/2002             10/12/2002
268687               ***                  7/1/2002             7/1/2002
268689               ***                  8/8/2002             11/1/2002
268694               ***                  7/24/2002            11/24/2002
269888               ***                  8/1/2002             8/1/2002
269896               ***                  8/1/2002             8/1/2002
269898               ***                  8/1/2002             8/1/2002
269899               ***                  7/18/2002            11/17/2002
274864               ***                  10/15/2002           4/15/2003
274873               ***                  10/16/2002           1/13/2003
274875               ***                  10/16/2002           12/1/2002
274880               ***                  10/16/2002           11/16/2002
274914               ***                  10/16/2002           11/16/2002
275044               ***                  9/12/2002            11/30/2002
280221               ***                  12/1/2002            3/1/2003

PRIME                                     EFFECTIVE           TERMINATION
POLICY #         POLICYHOLDER               DATE                 DATE
--------         ------------             ---------           -----------
280224               ***                  11/1/2002            2/1/2003
280225               ***                  1/1/2003             7/1/2003
280327               ***                  12/4/2002            6/4/2004
281701               ***                  1/1/2003             10/3/2003
282549               ***                  12/10/2002           2/10/2004
283649               ***                  11/20/2002           2/20/2004
286556               ***                  12/27/2002           9/1/2003
288804               ***                  1/21/2003            6/4/2004
293814               ***                  2/1/2003             5/27/2003
293891               ***                  2/27/2003            12/1/2003
310933               ***                  5/1/2003             11/1/2003
315060               ***                  6/12/2003            7/1/2003
315099               ***                  6/12/2003            10/1/2003
315132               ***                  6/2/2003             10/1/2003
343286               ***                  8/21/2003            12/17/2003
355898               ***                  9/15/2003
360528               ***                  9/1/2003             2/1/2004
373490               ***                  11/11/2003
375159               ***                  12/3/2003
386745               ***                  2/1/2004
388711               ***                  11/26/2003           1/1/2004
390767               ***                  2/1/2004
390903               ***                  2/6/2004
390937               ***                  1/7/2004
397824               ***                  3/3/2004
397852               ***                  3/3/2004
397859               ***                  3/3/2004
397876               ***                  3/3/2004
397881               ***                  3/3/2004             5/4/2004
398067               ***                  3/3/2004
398089               ***                  3/15/2004
398122               ***                  3/3/2004
398159               ***                  3/3/2004
406144               ***                  2/19/2004
421429               ***                  4/16/2004
421796               ***                  5/6/2004

                     EXHIBIT D - POLICIES, RATES AND FACTORS

I. The definition of "Policy" for purposes of section 1(s) shall be as follows:

      -     Effective January 1, 2002:

            (i) Policy No. 701648 (Medical DA, DB, DC, DD, CX, DK)("Medical Policy")

            (ii)  Policy No. 701648 (Dental DA)("Dental Policy")

      -     Effective April 1, 2002:

            (i) Policy No. 701648 (Medical DA, DB, DC, DD, CX, DK)("Medical Policy")

            (iii) Policy No. 701648 (Dental DA)("Dental Policy")

      -     Effective January 1, 2003:

            (i)   Policy No. 701648 (Medical DA, DC, DD, CX, DK, AQ,
                  AR)("Medical Policy")

            (ii)  Policy No. 701648 (Dental DA)("Dental Policy")

      -     Effective January 1, 2004:

            (i)   Policy No. 701648 (Medical DA, DC, DD, CX, DK, AQ,
                  AR)("Medical Policy")

II. The "Maximum Monthly Employer Benefit Obligation" shall be the sum of the following:

      -     Effective January 1, 2003:

            -     *** of the Quoted Premium for each Medical Policy

            -     *** of the Quoted Premium for each Dental Policy

      -     Effective October 1, 2003:

            -     *** of the Quoted Premium for each Medical Policy

            -     *** of the Quoted Premium for each Dental Policy

      -     Effective January 1, 2004:

            -     *** of the Quoted Premium for each Medical Policy

            - Not applicable for any dental policy issued by the Company to the Employer

III.  The "MP Premium" shall be the sum of the following:

      -     Effective January 1, 2003:

            -     *** of the Quoted Premium for each Medical Policy

            -     *** of the Quoted Premium for each Dental Policy

      -     Effective October 1, 2003:

            -     *** of the Quoted Premium for each Medical Policy

            -     *** of the Quoted Premium for each Dental Policy

      -     Effective January 1, 2004:

            -     *** of the Quoted Premium for each Medical Policy

            - Not applicable for any dental policy issued by the Company to the Employer

IV. Effective October 1, 2003, the "Expense Percentage" shall be *** for the Dental Policies, the Medical Policies and the Non-MP Policies providing medical or dental benefits.